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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): November 30, 2004

          CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2004, providing for the issuance of the Alternative Loan Trust 2004-29CB, Mortgage
                 Pass-Through Certificates, Series 2004-29CB).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                          333-117949             95-4449516
-----------------------------          ----------             ----------
(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)        Identification No.)

4500 Park Granada
Calabasas, California                                           91302
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(Address of principal                                        (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

CWALT, INC., hereby amends Exhibit 99.1 of its Current Report on Form 8-K, dated November 30, 2004, filed on January 25, 2005, as set forth below.

Section 8     Other Events
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Item 8.01     Other Events.
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On November 30, 2004, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-29CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Section 9   Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired.

        Not applicable.

(b)  Pro forma financial information.

        Not applicable.

(c)  Exhibits.
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Exhibit No.          Description
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  99.1               The Pooling and Servicing Agreement dated as of
                     November 1, 2004, by and among the Company, the Sellers, the Master Servicer and the Trustee.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CWALT, INC.



                                       By: /s/ Darren Bigby
                                           ------------------------
                                           Darren Bigby
                                           Vice President



Dated:  January 26, 2005

                                 Exhibit Index



Exhibit                                                           Page

99.1            Pooling and Servicing Agreement,
                dated as of November 1, 2004, by
                and among, the Company, the Sellers,
                the Master Servicer and the Trustee.                 6